                                                                    EXHIBIT 10.4

                               VOTING AGREEMENT

     AGREEMENT dated as of March 22, 1996, by and among Genomica Corporation, a Delaware corporation (the "Company"), the persons listed as Purchasers in
Schedule I to a certain Series A Convertible Preferred Stock Purchase Agreement of the Company dated as of the date hereof (the "Purchase Agreement") (collectively, the "Purchasers" and individually a "Purchaser") and the persons listed as Stockholders in the signature pages hereto (collectively, the "Stockholders" and individually, a "Stockholder").

     WHEREAS, on the date hereof, the Purchasers are purchasing from the Company shares of its Series A Preferred Stock (the "Series A Preferred") pursuant to the terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit A; and

     WHEREAS, the Purchasers and the Stockholders wish to make certain provisions for the voting of their Shares (as defined below); and

     WHEREAS, the purchases by the Purchasers will benefit the Company; and

     WHEREAS, it is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the premises, the agreements set forth below, and the parties' desire to further the interests of the Company and its present and future stockholders, the parties agree as follows:

     1. Definition. As used in this Agreement, the term "Shares" means all shares of equity securities of the Company (i) now or hereafter owned (either beneficially or of record) by a Stockholder or a Purchaser, and (ii) which a Stockholder or a Purchaser does not own (either beneficially or of record) but as to which it now or hereafter has the right to exercise voting control.

     2. Designation of Nominees. (a) Each of Falcon Technology Partners, L.P. ("Falcon") and Harris & Harris Group, Inc. ("Harris") (together, the "Nominating Purchasers" and individually, a "Nominating Purchaser") so long as they own any shares shall have the right to designate a nominee (together, the "Nominees" and individually, a "Nominee") for election as one of the directors of the Company who shall be elected solely by the holders of the Series A Preferred, voting separately as a series (the "Series A Directors") pursuant to the Company's Certificate of Incorporation. Falcon and Harris together shall have the right to designate a third Nominee who shall be elected as Series A Director. At least 10 days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of Series A Preferred, voting separately as a series, each Nominating Purchaser shall notify the other Purchaser in writing of the Nominee designated by such Nominating Purchaser for election as a director. In the absence of any such notification, it shall be presumed that the Nominating Purchaser's then incumbent Nominee has been redesignated as its Nominee. The initial Nominees of Falcon and Harris are James L. Rathmann, Charles Hams and David C. Johnson, Jr., respectively.

         (b) One of the directors of the Company (the "Common Director") is elected solely by the holders of Common Stock pursuant to the Company's Certificate of Incorporation. The holders of a majority in interest of the then outstanding Common Stock, excluding for this purpose any shares of Common Stock then owned, or as to which the power to vote is held, by any Purchaser and also excluding Cold Spring Harbor Laboratory ("CSH") if CSH has the right to designate a Nominee for election as a director pursuant to Section 2(c) below (the "Designating Common Holders"), shall have the right to designate the nominee for election as a director solely by the holders of Common Stock. At least 10 days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which the Common Directors are to be elected, the Designating Common Holders shall notify all of the Purchasers and Stockholders in writing of the person designated for election as the Common Director. In the absence of any such notification, it shall be presumed that the incumbent Common Director, if any, has been redesignated for election as the Common Director. The initial person designated for election as the Common Director is Dr. Thomas G. Marr.

         (c) So long as CSH is the beneficial owner of at least 40% of the Shares purchased by CSH on the date hereof, CSH shall have the right to designate a Nominee for election as one of the directors of the Company who shall be elected solely by the holders of Common Stock (the "CSH Director") pursuant to the Company's Certificate of Incorporation. At least 10 days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which the CSH Director is to be elected, CSH shall notify all of the Purchasers and Stockholders in writing of the person designated for election as the CSH Director. In the absence of any such notification, it shall be presumed that the incumbent CSH Director, if any, has been redesignated for election as the CSH Director. The initial person designated for election as the CSH Director is [_______]. If CSH shall not be entitled to designate a CSH Director pursuant to the terms hereof, the Designating Common Holders shall have the right to nominate two directors (including the Common Director) who shall be elected soley by the holders of Common Stock. For purposes of Section 3 below, the CSH Director shall constitute a Common Director.

     3. Election of Directors. At each meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of the Series A Preferred, voting separately as a series, each Purchaser shall vote (or execute a written consent with respect to) all of its Shares to elect, as directors of the Company, the Nominees designated in the manner provided in Section 2. At each meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which the Common Directors are to be elected, each Purchaser and Stockholder shall vote (or execute a written consent with respect to) all of its Shares entitled to vote to elect, as directors of the Company, the Common Directors designated in the manner provided in Section 2; provided, that, until an initial public offering of Common Stock (an "IPO"), such Common Directors shall be a "Founder" or an employee thereof, as such term is defined in a certain Founders' Agreements with the Company dated as of even date herewith.

     4. Successor Directors. (a) If a Nominee shall cease to serve as a director for any reason, the Nominating Purchaser which designated such Nominee shall have the right to designate a successor Nominee and each of the other Purchasers and Stockholders shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such successor Nominee is duly elected as a director. If the Common Director shall cease to serve as a director for any reason, the Designating Common Holders may designate a successor Common Director and each of the Purchasers and Stockholders shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such successor Common Director is duly elected as a director. If the CSH Director shall cease to serve as a director for any reason and CSH then has the right to designate a Nominee for elections as a director pursuant to Section 2(c), then CSH may designate a successor CSH Director and each of the Purchasers and Stockholders shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such successor CSH Director is duly elected as a director.

         (b) If a Nominating Purchaser notifies the other Purchasers that it desires to remove its Nominee as a director, each of the other Purchasers shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such Nominee is duly removed as a director. If the Designating Common Holders notify the Purchasers and Stockholders that they desire to remove the Common Director as a director, each of the Purchasers and Stockholders shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such Common Director is duly removed as a director. If CSH notifies the Purchasers and Stockholders that it desires to remove the CSH Director as a director and CSH then has the right to designate a Nominee for elections as a director pursuant to Section 2(c), each of the Purchasers and Stockholders shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such CSH Director is dub removed as a director.

         (c) If (i) a Nominating Purchaser notifies the Company that it desires to remove its Nominee as a director and/or designate a successor Nominee, (ii) the

Designating Common Holders notify the Company that they desire to remove the Common Director as a director and/or designate a successor Common Director, or
(iii) CSH notifies the Company that it desires to remove the CSH Director as a director and/or designate a successor CSH Director and CSH then has the right to designate a Nominee for elections as a director pursuant to Section 2(c), then the Company shall, at the request of such Nominating Purchaser, Designating Common Holders or CSH, as the case may be, use its best efforts to ensure that a meeting of stockholders of the Company is promptly called for such purpose.

     5. Term. This Agreement shall continue until the earlier of, and shall automatically terminate and be of no further force or effect at (i) such time as no shares of Series A Preferred remain outstanding or (ii) the tenth anniversary of the date of this Agreement; provided that no such termination shall relieve a party from liability for prior breaches hereof.

     6. Specific Enforcement. Each party hereto expressly agrees that the Purchasers, Stockholders and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by a Stockholder, a Purchaser or the Company, the Purchasers, Stockholders and the Company, as the case may be, shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     7. Legend. Each certificate evidencing Shares shall bear a legend substantially as follows:

         "The shares represented by this certificate are subject to the terms and conditions of a certain Voting Agreement dated as of March ____, 1996, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

     8. Amendment of Charter. The Purchasers shall not without the consent of the holders of 75% of the shares of outstanding Common Stock, take any action to amend the Bylaws or the Certificate of Incorporation of the Corporation to increase the stated dividend rate of the Series A Preferred, accelerate the date upon which such dividends shall accrue or increase the liquidation preference of the Series A Preferred.

     9. Notices. All notices or other communications given hereunder shall be in writing and shall be deemed effective upon delivery at the address of the party to be notified and shall be mailed by certified or registered mail, return receipt requested, delivered by courier, telecopied, or sent by other facsimile method (notices by telecopy or facsimile must be confirmed by next day courier delivery to be effective), addressed to the address specified below such party's signature hereto or such other address as such party may subsequently notify the other parties of in writing.

     10. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the Company, Stockholders owning at least two-thirds of the Shares of Common Stock owned by all Stockholders and Purchasers owning at least two thirds of the shares of Common Stock (assuming for such purpose that all shares of Preferred Stock have been converted into Common Stock at such time) owned by all Purchasers, provided however that neither Section 2(c) nor any other Section hereof necessary to effectuate the intent of or to enforce Section 2(c) may be amended without the consent of CSH.

     11. Governing Law Successors and Assigns. This Agreement shall be governed by the internal laws of the State of Delaware (without giving effect to its conflict of law principles) and shall bind and inure to the benefit of the heirs, personal representatives, executors, administrators, successors, assigns and transferees of the parties. Without limiting the generality of the foregoing, all covenants and agreements of the Stockholders and Purchasers shall bind any and all subsequent holders of their Shares, and the Company agrees that it shall not transfer on its records any such Shares unless (i) the transferor Stockholder or Purchaser, as the case may be, shall have first delivered to the Company and the Purchasers the written agreement of the transferee to be bound by this Agreement to the same extent as if such transferee had originally been a Stockholder or Purchaser hereunder, as the case may be, and (ii) the certificate or certificates evidencing the Shares so transferred bear the legend specified in Section 7.

     12. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     13. Counterpart. This Agreement may be executed in two or more counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written

                                COMPANY

                                GENOMICA CORPORATION


                                By:  /s/ James L. Rathmann
                                   ------------------------------------
                                   James L. Rathmann
                                   President
                                   Address:  c/o
                                             Falcon Technology Partners, L.P.
                                             James L. Rathmann
                                             General Partner
                                             600 Dorset Road
                                             Devon, PA  19333

                                PURCHASERS:

                                FALCON TECHNOLOGY PARTNERS, L.P.

                                By:  /s/ James L. Rathmann
                                   ------------------------------------
                                   James L. Rathmann
                                   its General Partner

                                Address:  600 Dorset Road
                                          Devon, PA  19333

                                HARRIS & HARRIS GROUP, INC.

                                By:  /s/ David C. Johnson
                                   ------------------------------------
                                   David C. Johnson, Jr.
                                   Executive Vice President

                                Address:  One Rockefeller Plaza
                                          14 West 49th Street
                                          New York, New York 10020

                                  (Continued)

                                STOCKHOLDERS:

                                COLD SPRING HARBOR LABORATORY


                                By:  /s/ John Maroney
                                   ------------------------------------
                                   John Maroney
                                   Assistant Administrative Director

                                HARRIS & HARRIS GROUP, INC.


                                By:  /s/
                                   ------------------------------------


                                /s/ Thomas Marr
                                ---------------------------------------
                                Dr. Thomas Marr



                                /s/ Donald Fisher
                                ---------------------------------------
                                Donald Fisher



                                /s/ Steven Cozza
                                ---------------------------------------
                                Steven Cozza



                                /s/ Jacqueline Salit
                                ---------------------------------------
                                Jacqueline Salit



                                /s/ John Maroney
                                ---------------------------------------
                                John Maroney



                                /s/ James L. Rathmann
                                ---------------------------------------
                                James L. Rathmann


                                  (Continued)

                                /s/ Margaret C. Rathmann
                                ---------------------------------------
                                Margaret C. Rathmann



                                /s/ Laura Jean Rathmann
                                ---------------------------------------
                                Laura Jean Rathmann



                                /s/ Sally A. Rathmann
                                ---------------------------------------
                                Sally A. Rathmann



                                /s/ Richard G. Rathmann
                                ---------------------------------------
                                Richard G. Rathmann

                         SUPPLEMENTAL VOTING AGREEMENT

     AGREEMENT dated as of February 28, 1997, by and among Genomica Corporation, a Delaware corporation (the "Company"), the persons listed as Purchasers in
Schedule I to a certain Series A Convertible Preferred Stock Purchase Agreement of the Company dated as of the date hereof (the "Purchase Agreement") (collectively, the "Purchasers" and individually a "Purchaser") and the persons listed as Prior Stockholders in the signature pages hereto (the Prior Stockholders and the Purchasers are herein defined as the "Stockholders" and individually, as a "Stockholder").

     WHEREAS, on the date hereof, the Purchasers are purchasing from the Company shares of its Series A Preferred Stock (the "Series A Preferred") pursuant to the terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit A; and

     WHEREAS, the Prior Stockholders are parties to that certain Voting Agreement dated as of March 22, 1996 (the "Prior Voting Agreement"); and

     WHEREAS, the Purchasers and the Prior Stockholders wish to make certain provisions for the voting of their Shares (as defined below); and

     WHEREAS, the Purchasers and the Prior Stockholders wish to make certain provisions regarding the transfer of their Shares; and

     WHEREAS, the purchases by the Purchasers will benefit the Company; and

     WHEREAS, it is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the premises, the agreements set forth below, and the parties' desire to further the interests of the Company and its present and future stockholders, the parties agree as follows:

     1. Definition. As used in this Agreement, the term "Shares" means all shares of equity securities of the Company (i) now or hereafter owned (either beneficially or of record) by a Prior Stockholder or a Purchaser, and (ii) which a Prior Stockholder or a Purchaser does not own (either beneficially or of record) but as to which it now or hereafter has the right to exercise voting control.

     2. Designation of Nominees. Each of ARCH Venture Fund III, L.P. ("ARCH'') and Boulder Ventures L.P. ("Boulder") (together, the "Nominating Purchasers" and individually, a "Nominating Purchaser"), so long as they each own 400,000 shares of Series A Preferred, shall have the right to designate a nominee (together, the "Nominees" and individually, a "Nominee") for election as a director of the Company. At least 10 days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of Series A Preferred voting separately as a series, or by all stockholders of the Company, as applicable, each Nominating Purchaser shall notify the other parties to this Agreement in writing of the Nominee designated by such Nominating Purchaser for election as a director. In the absence of any such notification, it shall be presumed that the Nominating Purchaser's then incumbent Nominee has been redesignated as its Nominee. The initial Nominees of ARCH and Boulder are Robert Nelson and Marvin Caruthers, respectively. Each of the Prior Stockholders hereby agrees to designate one of the Nominees as a "Nominee" pursuant to the Prior Voting Agreement so that the Prior Stockholders shall together select two directors, one by Falcon Technology Partners, L.P. and one by Harris and Harris Group, Inc., and the Nominating Purchasers shall together select two directors, one by ARCH and one by Boulder.

     3. Election of Directors. At each meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of the Series A Preferred voting separately as a series, or by all stockholders of the Company, as applicable, each party hereto shall vote (or execute a written consent with respect to) all of its Shares to elect, as directors of the Company, the Nominees designated in the manner provided in
Section 2.

     4. Successor Directors. (a) If a Nominee shall cease to serve as a director for any reason, the Nominating Purchaser which designated such Nominee shall have the right to designate a successor Nominee and each of the other parties hereto shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such successor Nominee is duly elected as a director.

          (b) If a Nominating Purchaser notifies the other parties hereto that it desires to remove its Nominee as a director, each of the other parties hereto shall use its best efforts (including by voting (or executing a written consent with respect to) all Shares which it is entitled to vote) to ensure that such Nominee is duly removed as a director.

          (c) If a Nominating Purchaser notifies the Company that it desires to remove its Nominee as a director and/or designate a successor Nominee, then the Company shall, at the request of such Nominating Purchaser, use its best efforts to ensure that a meeting of stockholders of the Company, or holders of the Series A Preferred, as applicable, is promptly called for such purpose.

     5.  Right of First Refusal.

          (a) If at any time a Stockholder desires to sell all or any part of its Shares pursuant to a bona fide offer from a third party other than an affiliate of such Stockholder who agrees to be bound by the terms of this Agreement (the "Proposed Buyer"), the Stockholder shall submit a written offer (the "Offer") to sell such remaining Shares (the "Offered Shares") to the remaining Stockholders (the "Other Stockholders") on terms and conditions, including price, not less favorable to the Other Stockholders than those on which the Stockholder proposes to sell the Offered Shares to the Proposed Buyer. The Offer shall disclose the identity of the Proposed

Buyer, the Offered Shares proposed to be sold, the total number of Shares then owned by the selling Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that each Other Stockholders may acquire, in accordance with the provisions of this Agreement, all or any portion of their respective pro rata share (based upon the percentage of Shares held by such Other Stockholder bears to the total of all Shares then held by all Other Stockholders) of Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

          (b) If any Other Stockholder desires to purchase all or any part of the Offered Shares, such Other Stockholder shall communicate in writing its election to purchase to the selling Stockholder, which communication shall state the number of Offered Shares such Other Stockholder desires to purchase and shall be given to the selling Stockholder and each other Other Stockholder within ten (10) business days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. Sales of the Offered Shares to be sold to the Other Stockholders pursuant to this Section 5 shall be made at the offices of the Company on the 25th day following the date the Offer was made (or if such 25th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the selling Stockholder's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by the Other Stockholder, duly endorsed for transfer to the Other Stockholder, against payment to the selling Stockholder of the purchase price therefor by the Other Stockholder.

          (c) If less than all of the Offered shares are purchased by the Other Stockholders, then no later than the second business day after the expiration of the 10-day period referred to in Section 3(b) above, the Company shall offer in writing (the "Second Notice") to each Other Stockholder which offered to purchase Offered Shares, an option to purchase its Proportionate Share (as defined below) of the Offered Securities which were not previously elected to be purchased. Within five (5) days after the receipt by each of the Other Stockholders of the Second Notice or attempted delivery during working hours to his/her/its address shown on the books of the Company (such date is referred to as the "Second Receipt Date"), each Other Stockholder who received a Second Notice, by delivering a written notice to the Company (the "Second Reply"), may elect to purchase, at the price and on the terms specified in the original Offer, its Proportionate Share of the Offered Shares. As used herein, "Proportionate Share" equals the total number of Offered Shares not previously elected to be purchased multiplied by a fraction, the numerator of which is the number of shares (on a fully-diluted basis) of Common Stock (assuming that all shares of Series A Preferred had been converted) then held by such Other Stockholders, and the denominator of which is the sum of all shares (on a fully-diluted basis) of Common Stock (assuming that all shares of Series A Preferred had been converted) then held by all Other Stockholders delivering a Second Reply.

          (d) If the Other Stockholders do not purchase all of the Offered Shares, the Offered Shares not so purchased may be sold by the selling Stockholder at any time within six months after the date the Offer was made, subject to the provisions of this Agreement. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Buyer than those specified in the Offer. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of this Section 5.

     6. Term. This Agreement shall continue until the earlier of, and shall automatically terminate and be of no further force or effect at (i) such time as no Purchaser holds more than 400,000 shares of Series A Preferred or (ii) the tenth anniversary of the date of this Agreement; provided that no such termination shall relieve a party from liability for prior breaches hereof.

     7. Specific Enforcement. Each party hereto expressly agrees that the Purchasers, the Prior Stockholders and the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by a Prior Stockholder, a Purchaser or the Company, the Purchasers, Prior Stockholders and the Company, as the case may be, shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     8. Legend. Each certificate evidencing Shares shall bear a legend substantially as follows:

         "The shares represented by this certificate are subject to the terms and conditions of a certain Supplemental Voting Agreement dated as of February 28, 1997, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

     9. Covenant of the Company. The Company hereby agrees that it will not issue any of its voting securities to any person, if after giving effect to such issuance (a) the Stockholders would have insufficient voting power to effect the transactions contemplated by Sections 3 and 4 hereof or (b) such purchasers do not agree to the rights of the Stockholders herein contained.

     10. Notices. All notices or other communications given hereunder shall be in writing and shall be deemed effective upon delivery at the address of the party to be notified and shall be mailed by certified or registered mail, return receipt requested, delivered by courier, telecopied, or sent by other facsimile method (notices by telecopy or facsimile must be confirmed by next day courier delivery to be effective), addressed to the address specified below such party's signature hereto or such other address as such party may subsequently notify the other parties of in writing.

     11. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the Company, Prior Stockholders owning at least two-thirds of the Shares owned by all Prior Stockholders and Purchasers owning at least two thirds of the Shares owned by all Purchasers.

     12. Governing Law; Successors and Assigns. This Agreement shall be governed by the internal laws of the State of Delaware (without giving effect to its conflicts of law principles) and shall bind and inure to the benefit of the heirs, personal representatives, executors, administrators, successors, assigns and transferees of the parties. Without limiting the generality of the foregoing, all covenants and agreements of the Prior Stockholders and Purchasers shall bind any and all subsequent holders of their Shares, and the Company agrees that it shall not transfer on its records any such Shares unless (i) the transferor Prior Stockholder or Purchaser, as the case may be, shall have first delivered to the Company the written agreement of the transferee to be bound by this Agreement to the same extent as if such transferee had originally been a Prior Stockholder or Purchaser hereunder, as the case may be, and (ii) the certificate or certificates evidencing the Shares so transferred bear the legend specified in Section 7.

     13. Captions. Captions are for convenience only and are not deemed to be part of this Agreement.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                COMPANY:

                                GENOMICA CORPORATION

                                By:  /s/ James L. Rathmann
                                   ------------------------------------
                                   James L. Rathmann
                                   President
                                   Address:  600 Dorset Road
                                             Devon, PA 19333

                                PURCHASERS:

                                        ARCH VENTURE FUND III, L.P.

                                        By:  ARCH VENTURE PARTNERS,
                                        L.L.C., general partner


                                        By:  /s/
                                           -------------------------------------
                                                     Managing Director

                                        BOULDER VENTURES, L.P.

                                        By:  BV PARTNERS, L.L.C.


                                        By:  /s/
                                           -------------------------------------
                                           Partner

                                        PEGASUS TECHNOLOGY VENTURES, L.L.C.


                                        By:  /s/ Kenneth Collins
                                           -------------------------------------
                                           Kenneth Collins, Manager

                                        THE CARUTHERS FAMILY, L.L.C.


                                        By:  /s/ Marvin H. Caruthers
                                           -------------------------------------
                                           Marvin H. Caruthers, Manager

                                        PRIOR STOCKHOLDERS:

                                        FALCON TECHNOLOGY PARTNERS, L.P.

                                        By:  /s/ James L. Rathmann
                                           -------------------------------------
                                           James L. Rathmann
                                           its General Partner

                                        Address:  600 Dorset Road
                                                  Devon, PA 19333


                                        HARRIS & HARRIS GROUP, INC.

                                        By:  /s/ David C. Johnson, Jr.
                                           -------------------------------------
                                           David C. Johnson, Jr.
                                           Executive Vice President

                                        Address:  One Rockefeller Plaza
                                                  14 West 49th Street
                                                  New York, New York 10020

                  AMENDMENT TO SUPPLEMENTAL VOTING AGREEMENT

     This Amendment to Supplemental Voting Agreement (the "Amendment"), dated as of June ___ , 1997, is by and among Genomica Corporation, a Delaware corporation (the "Company"), the persons listed as Purchasers in Schedule I to that certain Series A Convertible Preferred Stock Purchase Agreement (as amended, the "Purchase Agreement") (individually a "Purchaser" and collectively "Purchasers"), and the persons listed as Prior Stockholders in the signature pages hereto.

                                   RECITALS

     A. The Company and Purchasers have entered into that certain Amendment to Series A Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement Amendment"), of even date herewith, pursuant to which the Purchase Agreement is amended to make Frank Bonsal ("Bonsal") a party to the Purchase Agreement and permit him to purchase certain shares of the Company's Series A Convertible Preferred Stock.

     B. As a condition to the execution and delivery of the Purchase Agreement Amendment, the Company, Purchasers and the Prior Stockholders wish to have Bonsal execute this Amendment so that he is bound by the terms and conditions of the Supplemental Voting Agreement.

                                   AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby amend the Supplemental Voting Agreement as follows:

     1. The signature page of the Supplemental Voting Agreement shall be amended to add the following Purchaser:

         Frank Bonsal

     By execution of this Amendment, the Purchasers and the Prior Stockholders agree that Bonsal shall become a party to the Supplemental Voting Agreement. Except as expressly modified by this Amendment, the Supplemental Voting Agreement shall remain in full force and effect without change.

     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

                                       GENOMICA CORPORATION, a Delaware
                                       corporation


                                       By: /s/ James Rathmann
                                          --------------------------------------
                                          James Rathmann, President

                                       FALCON TECHNOLOGY II PARTNERS, L.P.

                                       By:  FALCON TECHNOLOGY MANAGEMENT
                                       CORPORATION, general partner


                                       By: /s/ James Rathmann
                                          --------------------------------------
                                          James Rathmann, President

                                       ARCH VENTURE FUND III, L.P.

                                       By:  ARCH VENTURE PARTNERS, L.L.C.,
                                       general partner


                                       By: /s/
                                          --------------------------------------
                                          Managing Director

                                       BOULDER VENTURES, L.P.

                                       By:  BV PARTNERS, L.L.C., general partner


                                       By:  /s/ Kyle Lefkoff
                                          --------------------------------------
                                          Kyle Lefkoff, Manager


                                       PEGASUS TECHNOLOGY VENTURES, L.L.C.


                                       By:  /s/ Kenneth Collins
                                          --------------------------------------
                                          Kenneth Collins, Manager

                                          --------------------------------------
                                          Frank Bonsal

                                       THE CARUTHERS FAMILY, L.L.C.


                                       By: /s/ Marvin H. Caruthers
                                          --------------------------------------
                                          Marvin H. Caruthers, Manager


                                       PRIOR STOCKHOLDERS:

                                       FALCON TECHNOLOGY PARTNERS, L.P.


                                       By: /s/ James Rathmann
                                          --------------------------------------
                                          James Rathmann, General Partner

                                       HARRIS & HARRIS GROUP, INC.


                                       By: /s/ David C. Johnson, Jr.
                                          --------------------------------------
                                          David C. Johnson, Jr., Executive Vice
                                          President

               SECOND AMENDMENT TO SUPPLEMENTAL VOTING AGREEMENT

     This Second Amendment (the "Amendment"), dated as of October 6, 1997, to the Supplemental Voting Agreement, dated as of February 28, 1997, as amended (the "Supplemental Voting Agreement"), by and among Genomica Corporation, a Delaware corporation (the "Company"), the persons listed as Purchasers in
Schedule I to the Series A Convertible Preferred Stock Purchase Agreement, dated as of February 28, 1997, as amended (the "Purchase Agreement") (individually, a "Purchaser" and collectively, the "Purchasers") and the Prior Stockholders listed in the signature pages thereto (the "Prior Stockholders," and together with the Purchasers, the "Stockholders"), is by and among the Company and the Stockholders.

                                   RECITALS

     A. The Company and the Purchasers have entered into that certain Second Amendment to Series A Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement Amendment") of even date herewith, pursuant to which the Purchase Agreement is being amended to make those parties listed on the Addendum to Schedule I thereof (the "Investors") that are not already parties to the Purchase Agreement parties to the Purchase Agreement (the "New Investors") and to permit the Investors to purchase shares of the Company's Series A Convertible Preferred Stock.

     B. As a condition to the execution and delivery of the Purchase Agreement Amendment, the Company and the Stockholders wish to (i) amend the Supplemental Voting Agreement and (ii) have the New Investors execute this Amendment so that they will be bound by the terms and conditions of the Supplemental Voting Agreement.

                                   AGREEMENT

     Now, Therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby amend the Supplemental Voting Agreement as follows:

     1. Section 2 of the Supplemental Voting Agreement is hereby amended and restated to read in its entirety as follows:

     "2.  Designation of Nominees.  Each of Invesco Global Health Sciences Fund
          -----------------------
("Invesco"), ARCH Venture Fund III, L.P. ("ARCH") and Boulder Ventures L.P. ("Boulder") (together, the "Nominating Purchasers" and individually, a "Nominating Purchaser") shall have the right to designate a nominee (together, the "Nominees" and individually, a "Nominee") for election as a director of the Company so long as the Nominating Purchaser in question owns 400,000 shares of Series A Preferred. At least 10 days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of Series A Preferred voting separately as a series, each Nominating Purchaser shall notify the other parties to this Agreement in writing of the Nominee designated by such Nominating Purchaser for election as a director. In the absence of any such notification, it shall be presumed that the Nominating Purchaser's then incumbent Nominee has been redesignated as

                                       1.

its Nominee. The initial Nominees of Invesco, ARCH and Boulder are Ralph E. Christoffersen, Robert Nelsen and Marvin Caruthers, respectively. Each of the Prior Stockholders hereby agrees to designate one of the Nominees as a "Nominee" pursuant to the Prior Voting Agreement and Harris & Harris Group, Inc. ("Harris") agrees that it will not have a right to nominate a director individually, so that the Prior Stockholders shall select only one director (by Falcon Technology Partners, L.P.), and the Nominating Purchasers shall together select three directors, one by Invesco, one by ARCH and one by Boulder. Harris and Invesco shall have the right to attend all meetings of the Board of Directors in a nonvoting observer capacity, to receive notice of such meetings at the same time and in the same manner notice is given to the members of the Board of Directors and to receive the information provided by the Company to the Board of Directors; provided, however, that the Company may require as a condition precedent that the representatives of Harris and Invesco proposing to attend any meeting of the Board of Directors and the representatives of Harris and Invesco who will have access to any of the information provided by the Company to the Board of Directors shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings or otherwise, and provided further that the failure to give notice or to provide information to Harris or Invesco shall not affect or nullify the actions taken by the Board of Directors."

     2. Section 5 of the Supplemental Voting Agreement is hereby amended and restated to read in its entirety as follows:

     "5.  Right of First Refusal.
          ----------------------

          (a) If at any time a Stockholder desires to sell all or any part of its Shares pursuant to a bona fide offer from a third party other than an affiliate (which shall include a mutual fund with a common investment advisor as a Stockholder) of such Stockholder who agrees to be bound by the terms of this Agreement (the "Proposed Buyer"), the Stockholder shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the remaining Stockholders (the "Other Stockholders") on terms and conditions, including price, not less favorable to the Other Stockholders than those on which the Stockholder proposes to sell the Offered Shares to the Proposed Buyer. The Offer shall disclose the identity of the Proposed Buyer, the number of Offered Shares proposed to be sold, the total number of Shares then owned by the selling Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that each Other Stockholder may acquire, in accordance with the provisions of this Agreement, all or any portion of its pro rata share (based upon the percentage of Shares held by such Other Stockholder bears to the total of all Shares then held by all Other Stockholders) of Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

          (b) If any Other Stockholder desires to purchase all or any part of the Offered Shares, such Other Stockholder shall communicate in writing its election to purchase to the selling Stockholder, which communication shall state the number of Offered Shares such Other Stockholder desires to purchase and shall be given to the selling Stockholder and each Other Stockholder within ten
(10) business days of the date the Offer was received by such Other

                                       2.

Stockholder. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. Sales of the Offered Shares to be sold to the Other Stockholders pursuant to this Section 5 shall be made at the offices of the Company on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the selling Stockholder's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by the Other Stockholder, duly endorsed for transfer to the Other Stockholder, against payment to the selling Stockholder of the purchase price therefor by the Other Stockholder.

          (c) If less than all of the Offered Shares are purchased by the Other Stockholders, then no later than the second business day after the expiration of the 10 business day period referred to in Section 3(b) above, the Company shall offer in writing (the "Second Notice") to each Other Stockholder which offered to purchase Offered Shares, an option to purchase its Proportionate Share (as defined below) of the Offered Securities which were not previously elected to be purchased. Within five (5) days after the receipt by each of the Other Stockholders of the Second Notice or attempted delivery during working hours to his/her/its address shown on the books of the Company (such date is referred to as the "Second Receipt Date"), each Other Stockholder who received a Second Notice, by delivering a written notice to the Company (the "Second Reply"), may elect to purchase, at the price and on the terms specified in the original Offer, up to its Proportionate Share of the Offered Shares. As used herein, "Proportionate Share" equals the total number of Offered Shares not previously elected to be purchased multiplied by a fraction, the numerator of which is the number of shares (on a fully-diluted basis) of Common Stock (assuming that all shares of Series A Preferred had been converted) then held by such Other Stockholder, and the denominator of which is the sum of all shares (on a fully-diluted basis) of Common Stock (assuming that all shares of Series A Preferred had been converted) then held by all Other Stockholders delivering a Second Reply.

          (d) If the Other Stockholders do not purchase all of the Offered Shares, the Offered Shares not so purchased may be sold by the selling Stockholder at any time within three months after the date the Offer was made, subject to the provisions of this Agreement. Any such sale shall be to the Proposed Buyer, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Buyer than those specified in the Offer. Any Offered Shares not sold within such three-month period shall continue to be subject to the requirements of this Section 5."

     3. Section 6 of the Supplemental Voting Agreement is hereby amended and restated to read in its entirety as follows:

     "6.  Term. This Agreement shall continue until the earlier of, and shall
          ----
automatically terminate and be of no further force or effect at (i) such time as no Purchaser holds more than 400,000 shares of Series A Preferred; (ii) the tenth anniversary of the date of this Agreement; or (iii) the completion of a firmly underwritten public offering of the Company's Common Stock at a price of at least $2.50 per share and which raises at least $5,000,000 of gross proceeds to the

                                       3.

Company; provided that no such termination shall relieve a party from liability for prior breaches hereof."

     4. The signature pages to the Supplemental Voting Agreement shall be amended to add the following New Investor:

               Invesco Global Health Sciences Fund

     By execution of this Amendment, the Stockholders and the New Investor agree that the New Investor shall become a party to the Supplemental Voting Agreement. Except as expressly modified by this Amendment, the Supplemental Voting Agreement shall remain in full force and effect without change.

     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and same instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       4.

     In Witness Whereof, the parties have executed this Amendment to be effective as of the date first above written.

                                   Genomica Corporation, a Delaware corporation


                                   By: /s/ Thomas G. Marr,
                                       ___________________________________
                                       Dr. Thomas G. Marr, President


                                   Stockholders:

                                   Falcon Technology II Partners, L.P.

                                   By: Falcon Technology Management Corporation,
                                       general partner


                                   By: /s/ James Rathmann
                                       ___________________________________
                                       James Rathmann, President


                                   Arch Venture Fund III, L.P.


                                   By: Arch Venture Partners, L.L.C., general
                                       partner


                                   By: /s/ Robert Nelsen
                                       ___________________________________
                                       Managing Director


                                   Boulder Ventures, L.P.


                                   By: BV Partners, L.L.C., general partner


                                   By: /s/ Kyle Lefkoff
                                       ___________________________________
                                       Kyle Lefkoff, Manager


                                   Pegasus Technology Ventures, L.L.C.


                                   By: /s/ Kenneth Collins
                                       ___________________________________
                                       Kenneth Collins, Manager

                  AMENDMENT TO SUPPLEMENTAL VOTING AGREEMENT

                                        The Caruthers Family, L.L.C.


                                        By: /s/ Marvin H. Caruthers
                                            _________________________________
                                            Marvin H. Caruthers, Manager


                                        Frank Bonsal


                                        _____________________________________
                                        Frank Bonsal


                                        Falcon Technology Partners, L.P.


                                        By: /s/ James L. Rathmann
                                            _________________________________
                                            James L. Rathmann, General Partner


                                        Harris & Harris Group, Inc.


                                        By: /s/ David C. Johnson, Jr.
                                            _________________________________
                                            David C. Johnson, Jr.,
                                            Executive Vice President


                                        New Investor:


                                        Invesco Global Health Sciences Fund


                                        By: /s/ Ronald L. Grooms
                                            _________________________________

                                        Name:   Treasurer
                                              _______________________________

                                        Title:  Ronald L. Grooms
                                               ______________________________

                                        New Investor:


                                        Invesco Global Health Sciences Fund


                                        By: /s/ Glen A. Payne
                                            _________________________________

                                        Name:   Glen A. Payne
                                              _______________________________

                                        Title:  Secretary
                                               ______________________________

                  AMENDMENT TO SUPPLEMENTAL VOTING AGREEMENT

               THIRD AMENDMENT TO SUPPLEMENTAL VOTING AGREEMENT

     This Third Amendment (the "Amendment"), dated as of October 20, 1997, to the Supplemental Voting Agreement, dated as of February 28, 1997, as amended (the "Supplemental Voting Agreement"), by and among Genomica Corporation, a Delaware corporation (the "Company"), the persons listed as Purchasers in
Schedule I to the Series A Convertible Preferred Stock Purchase Agreement, dated as of February 28, 1997, as amended (the "Purchase Agreement") (individually, a "Purchaser" and collectively, the "Purchasers") and the Prior Stockholders listed in the signature pages thereto (the "Prior Stockholders," and together with the Purchasers, the "Stockholders"), is by and among the Company and the Stockholders.

                                   RECITALS

     A. The Purchase Agreement is being amended to make the party listed on the Addendum to Schedule I thereof, which is attached hereto (the "New Investor"), a party to the Purchase Agreement and to permit the New Investor to purchase shares of the Company's Series A Convertible Preferred Stock.

     B. In connection with the purchase of shares of the Company's Series A Convertible Preferred Stock by the New Investor, the Company and the Stockholders wish to have the New Investor execute this Amendment so that the New Investor will be bound by the terms and conditions of the Supplemental Voting Agreement.

                                   AGREEMENT

     Now, Therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby amend the Supplemental Voting Agreement as follows:

     The signature pages to the Supplemental Voting Agreement shall be amended to add the following New Investor:

               David B. Musket SEP IRA

     By execution of this Amendment, the Stockholders and the New Investor agree that the New Investor shall become a party to the Supplemental Voting Agreement. Except as expressly modified by this Amendment, the Supplemental Voting Agreement shall remain in full force and effect without change.

     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and same instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      1.

     In Witness Whereof, the parties have executed this Amendment to be effective as of the date first above written.

                                   Genomica Corporation, a Delaware corporation


                                   By: /s/ Thomas G. Marr
                                       ----------------------------------------
                                       Dr. Thomas G. Marr, President


                                   Stockholders:

                                   Falcon Technology II Partners, L.P.


                                   By: Falcon Technology Management Corporation,
                                       general partner


                                   By: /s/ James Rathmann
                                       ----------------------------------------
                                       James Rathmann, President


                                   Arch Venture Fund III, L.P.


                                   By: Arch Venture Partners, L.L.C., general
                                       partner


                                   By: /s/ Robert Nelsen
                                       ----------------------------------------
                                       Managing Director


                                   Boulder Ventures, L.P.


                                   By: BV Partners, L.L.C., general partner


                                   By: ________________________________________
                                       Kyle Lefkoff, Manager


                                   Pegasus Technology Ventures, L.L.C.


                                   By: /s/ Kenneth Collins
                                       ----------------------------------------
                                       Kenneth Collins, Manager

               THIRD AMENDMENT TO SUPPLEMENTAL VOTING AGREEMENT

                                   The Caruthers Family, L.L.C.


                                   By: ________________________________________
                                       Marvin H. Caruthers, Manager


                                   Frank Bonsal


                                   ____________________________________________
                                   Frank Bonsal


                                   Falcon Technology Partners, L.P.


                                   By: /s/ James L. Rathmann
                                       ----------------------------------------
                                       James L. Rathmann, General Partner


                                   Harris & Harris Group, Inc.


                                   By: /s/ David C. Johnson, Jr.,
                                       ----------------------------------------
                                       David C. Johnson, Jr.,
                                       Executive Vice President


                                   Invesco Global Health Sciences Fund


                                   By: /s/ Glen A. Payne
                                       ----------------------------------------

                                   Name:   Glen A. Payne
                                         --------------------------------------

                                   Title:  Secretary
                                          -------------------------------------


                                   New Investor:

                                   David B. Musket SEP IRA


                                   By: /s/ David B. Musket
                                       ----------------------------------------

                                   Name:   David B. Musket
                                         --------------------------------------

                                   Title:
                                          -------------------------------------

                  AMENDMENT TO SUPPLEMENTAL VOTING AGREEMENT